================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 16, 2004


                              Global matrechs, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-29204                 58-2153309
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut                  06877
     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:          (203) 431-6665





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         On December 16, 2004, we entered into an Agreement with Trilogy Capital Partners, Inc. ("Trilogy"). Pursuant to that agreement, for a period of twelve months, Trilogy will provide publicity and marketing services for us, and perform the functions of an in-house Investor Relations Officer. In return we are required to pay Trilogy a fee of $10,000.00 per month for each of the twelve months of the agreement.

         As additional compensation, we issued to Trilogy warrants to purchase up to 5,750,000 shares of our common stock, par value $0.0001 per share, with an exercise price of $0.01 per share. The sale of these securities was made in reliance on Section 4(2) of the Securities Act of 1933, as amended, as a sale of securities not involving a public offering.

         Under the terms of the warrants, Trilogy may purchase, at any time and from time-to-time after the vesting of the warrants, up to 5,750,000 shares of our common stock. 1,437,500 of the warrants vested and became exercisable upon the execution of the agreement. The remaining warrants shall vest and become exercisable in accordance with the following schedule:

         Number of Warrants                                   Vesting Date
         ------------------                                   ------------
         1,437,500                                            January 9, 2005
         1,437,500                                            January 24, 2005
         1,437,500                                            February 8, 2005

Any unexercised warrants shall expire on November 30, 2007.

         The warrants contain a cashless exercise provision, whereby the warrant holder may, in lieu of cash payment of the aggregate exercise price of the warrants being exercised, exchange additional warrants such that the aggregate spread (i.e., the difference between the exercise price of the warrant and the market price of our common stock on the date of exercise) of such shares equals the aggregate exercise price of the shares to be purchased. In the event of a cashless exercise, we would not receive any cash proceeds for the shares purchased pursuant to such exercise.

         We have agreed to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement covering all shares of our common stock issuable pursuant to the exercise of these warrants. We have agreed that we will file such registration statement with the SEC not later than February 15, 2005, and that we will use commercially reasonable efforts to cause the registration statement to become effective within sixty (60) days of the date of filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

        Number         Title
        ------         -----
         99.1          Letter of Engagement with Trilogy Capital Partners, Inc.
         99.2          Form of Warrants issued to Trilogy Capital Partners, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Global Matrechs, INC.


Date: December 22, 2004

                                       By: /s/ Michael Sheppard
                                           --------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer

                                  EXHIBIT INDEX


        Number    Title
        ------    -----
         99.1     Letter of Engagement with Trilogy Capital Partners, Inc.
         99.2     Form of Warrants issued to Trilogy Capital Partners, Inc.